UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 3, 2009
ENCORE ACQUISITION COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16295 (Commission File Number)	75-2759650 (IRS Employer Identification No.)

777 Main Street, Suite 1400, Fort Worth, Texas (Address of principal executive offices)	76102 (Zip Code)
Registrant’s telephone number, including area code: (817) 877-9955
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure
     On March 3, 2009, Encore Acquisition Company (“EAC”) will be hosting an analyst meeting beginning at 1:00 pm, Eastern Time, in New York City. A copy of the presentation is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. The presentation may be viewed as a live webcast or as a replay and will be accessible through EAC’s website at www.encoreacq.com.
     In the presentation, EAC uses the non-GAAP financial measures (as defined under the SEC’s Regulation G) of “EBITDAX” and “Discretionary cash flow.” The presentation contains a reconciliation of “EBITDAX” and “Discretionary cash flow” to net income, EAC’s most directly comparable financial performance measure calculated and presented in accordance with U.S. generally accepted accounting principles.
     “EBITDAX” is used as a supplemental financial measure by EAC’s management and by external users of EAC’s financial statements, such as investors, commercial banks, research analysts, and others, to assess: (1) the financial performance of EAC’s assets without regard to financing methods, capital structure, or historical cost basis; (2) the ability of EAC’s assets to generate cash sufficient to pay interest costs and support its indebtedness; (3) EAC’s operating performance and return on capital as compared to those of other entities in our industry, without regard to financing or capital structure; and (4) the viability of acquisitions and capital expenditure projects and the overall rates of return on alternative investment opportunities.
     “Discretionary cash flow” is used as a supplemental liquidity measure by EAC’s management and by external users of EAC’s financial statements, such as investors, commercial banks, research analysts, and others, to assess: (1) EAC’s ability to internally fund exploration and production activities and (2) to service or incur additional debt. “Discretionary cash flow” is useful in comparisons of oil and gas exploration and production companies because it excludes fluctuations in assets and liabilities.
     “EBITDAX” and “Discretionary cash flow” should not be considered an alternative to net income, operating income, net cash provided by operating activities, or any other measure of financial performance or liquidity presented in accordance with GAAP. EAC’s definition of “EBITDAX” and “Discretionary cash flow” may not be comparable to similarly titled measures of another entity because all entities may not calculate “EBITDAX” and “Discretionary cash flow” in the same manner.
     The information being furnished pursuant to Item 7.01 of this Form 8-K and in Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise be subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
     The exhibit listed below is being furnished pursuant to Item 7.01 of this Form 8-K:

99.1	Presentation for 2009 Analyst Meeting.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE ACQUISITION COMPANY
Date: March 3, 2009	By:	/s/ Andrea Hunter
Andrea Hunter
Vice President, Controller, and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Presentation for 2009 Analyst Meeting.